UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 10, 2004
                                                          -----------------

                           Constellation Brands, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            ------------------------
                            (Commission File Number)

               Delaware                                          16-0716709
     ----------------------------                            -------------------
     (State or other jurisdiction                            (IRS Employer
     of incorporation)                                       Identification No.)


              300 WillowBrook Office Park, Fairport, New York 14450
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


                                 (585) 218-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is furnished as part of this Form 8-K.

No.      Description
----     -----------

99.1 Press Release of Constellation Brands, Inc. (the "Company"), dated February 10, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

     On February 10, 2004, Constellation Brands, Inc. (the "Company"), a Delaware corporation, issued a press release (the "release"), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information included in this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CONSTELLATION BRANDS, INC.


Dated:  February 10, 2004                   By: /s/ Thomas S. Summer
                                               --------------------------------
                                               Thomas S. Summer, Executive Vice
                                               President and Chief Financial
                                               Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     99.1  Press Release dated February 10, 2004.